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                                                                    EXHIBIT 12.2

    STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

         In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Grupo Financiero Galicia S.A. (the "COMPANY") as filed with the U.S. Securities and Exchange Commission (the "COMMISSION") on July 14, 2003 and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Antonio Garces, Chief Executive Officer of the Company, certify, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Antonio Garces
                                                  ------------------------------
                                                  Name:  Antonio Garces
                                                  Title: Chief Executive Officer

Date: July 14, 2003